UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item 1.  Reports to Stockholders.

(a)  A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Annual Report	December 31, 2023

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023 (Unaudited)

Dear Shareholders:

2023 marked Fayez Sarofim & Co.’s 65th year in operation, a milestone we could not have achieved without your support. Throughout the firm’s history, we have been fortunate to partner with clients who trust our firm and its long-term approach to investing. As one excellent example of that kind of relationship, we recently celebrated the 50th anniversary of managing funds for one of our longstanding clients and reflected upon some similarities between the investment environment when that relationship began and that of today. Five decades ago, there was heightened political turmoil as the Watergate scandal was emerging, and the Cold War was ongoing. Social unrest and political divisions permeated the domestic political landscape. War in the Middle East and the 1973 oil embargo created geopolitical turmoil and commodity price pressures. In short, the investment environment then was one of significant angst and uncertainty, like we are experiencing in many areas today. While many investors may have been tempted to avoid the volatility and exit the market, a $10,000 investment in the S&P 500 at that time would have grown to $2,000,000 today, an increase of 200 times. If you had invested that principal with Fayez Sarofim & Co., you would have done even better. Today, we are experiencing geopolitical turmoil as conflicts in Ukraine and the Middle East continue. A new Cold War between the US and China is a possibility while energy prices remain volatile. The US will have a Presidential election in 2024 that promises to be contentious, with court cases involving a leading candidate already on the docket. This historical reflection highlights the importance of long-term focus, patience, and conviction in delivering investment returns for our clients. We remain grateful to our founder Fayez Sarofim for imbuing these values as a core part of our firm’s heritage.

Relying on long-term focus, patience, and conviction also positioned the firm and our clients to benefit from healthy returns in 2023. Twelve months ago, financial market participants were contemplating the consequences of extremely rapid increases in interest rates designed to combat inflation. A “soft landing” scenario of falling inflation accompanied by some growth in the economy seemed unlikely. Fast forward to today, and that soft landing scenario has been materializing. Inflation has cooled, and the US economy has remained surprisingly resilient. Taking its cues from that shifting environment, the S&P 500 reversed its course from 2022’s decline and proceeded to generate a 26.3% total return for 2023, before then returning to a record closing high just days ago in the first month of 2024. As we noted in our letter at this time last year, we believe there is a high degree of futility in trying to “time the market,” and so our focus always remains on owning superior businesses that offer long-term growth prospects. We believe that formula for building wealth for our clients will prove rewarding, and improving earnings and declining interest rates augur well for future returns.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023 (Unaudited)

Lower inflation allowed the Federal Reserve and other central banks to slow their pace of interest rate increases and then to pause in raising rates, with the CPI declining from an annual rate of 6.5% at the end of 2022 to 3.4% in December 2023. With some important components, especially rents, expected to damp down future readings, market expectations have shifted to anticipate rate cuts in 2024. Longer-term interest rates also reflected a new calculus on future conditions; whereas the yield on the 10-year Treasury bond had been rising from levels around 3.5% in the spring to almost 5% in late October, it fell sharply to 3.9% at the end of the year.

Investors eagerly responded to the slowing inflationary environment and the prospect of changing monetary policy, re-engaging with the more “growthy” parts of the stock market during 2023. This development was a reversal of the trends in 2022, and, in many ways, 2023 was a mirror image of the previous year. Where the growth indices declined dramatically in 2022, they outperformed the market meaningfully in 2023, with the Russell 1000 Growth Index rising 42.7%. Within the S&P 500, the market sectors that held up best in 2022 had the weakest performance in 2023, and vice versa. For example, consumer staples, energy, and health care, which led the market in 2022 due to their defensive characteristics in a downturn, were barely changed last year. Combining the two years together, the S&P 500 had increased a total of 3.4% with dividends included. Abetted by the release of ChatGPT and a fascination with artificial intelligence, the “Magnificent 7” stocks (Apple, Microsoft, Amazon, Alphabet, Nvidia, Meta, and Tesla) provided the majority of market returns in 2023. These seven companies, the largest components of the S&P 500, accounted for 26% of the index’s market cap at the end of 2023 but provided 62% of the index’s return for the year, rising 76% as a group. In addition to bringing forth exciting innovations, most of these companies also refocused on improving efficiency and profitability, leading to rising earnings expectations. As a group, this set of companies is trading at 28 times forward earnings estimates, nearly identical to the level at which they were valued two years ago. Given their leading positions, strong financial characteristics, and growth opportunities, most of these companies warrant a premium valuation. Valuations for companies outside of the Magnificent 7 remain much lower, with the other 493 companies in the S&P 500 trading at approximately 17 times forward earnings estimates, close to the 30-year average for the S&P 500 and where this set of companies traded two years ago.

Given the prospect for a resumption in earnings growth, we are optimistic about the engine for long-term appreciation revving up in 2024. In a period of rising interest rates, tighter credit, and increasing costs, the S&P 500 was able to protect its high level of profitability over the past two years. In each of the past two years, the components of the index generated record profits of almost $1.9 trillion, or approximately $220 per share. We believe the S&P should resume profit growth

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023 (Unaudited)

in 2024, with overall earnings rising over 6% to approximately $2.0 trillion. We expect our portfolio companies’ earnings to outgrow the index as they deploy their competitive advantages in attractive industries and enhance shareholder returns with growing dividends and stock buybacks. Of course, there will be obstacles along the way, with a Presidential election, an unsettled geopolitical environment, and other risks that will surface. However, we rely on our investment portfolio to play both offense and defense as it delivers for us over the long-term.

Thank you for trusting Fayez Sarofim & Co. to be your investment adviser, and please contact us if there is anything else with which we can assist you.

/s/ Christopher Sarofim	/s/ Gentry Lee

Christopher Sarofim	Gentry Lee

Chairman	Chief Executive Officer

This document is confidential and intended solely for the recipient and may not be published, reproduced or distributed without the express written consent of Fayez Sarofim & Co. (“FS & Co.”). This document is neither an offer to sell nor a solicitation of any offer to buy any securities, investment product or investment advisory services. Past performance is not indicative of future results.

Any projections, market outlooks or estimates expressed herein are forward looking statements and are based on certain assumptions. Such projections, outlooks and assumptions should not be construed to be indicative of the actual events that will occur and do not constitute investment advice. Opinions and information included herein are current opinions and information only as of the date hereof or as of the date indicated, and are subject to change without notice. Additionally, while information contained herein is believed to be accurate and/or derived from sources which the FS & Co. believes to be reliable, FS & Co. disclaims any and all liability as to the completeness or accuracy of the information contained herein.

Any indices highlighted herein are presented for comparative purposes only. The volatility of a referenced indices may be materially different from that of FS & Co.’s products, and FS & Co.’s holdings may differ significantly from the securities that comprise the highlighted indices. Products offered by FS & Co. will hold considerably fewer securities than the referenced indices.

As used herein a “Sarofim portfolio(s)” reference FS & Co.’s model portfolio(s) used in connection with certain managed accounts and/or sub advisory arrangements, and the securities comprising such portfolios may differ from those comprising any individual investor’s portfolio or managed account. The performance of an investor’s account with or managed by FS & Co. may vary from that of a model

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023 (Unaudited)

portfolio due to investment restrictions, management fee arrangements, the timing of capital contributions and withdrawals, and the investor’s tax situation.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023 (Unaudited)

Management’s Discussion of Fund Performance and Analysis:

Market Overview

The S&P 500 Index (the “Index”) steadily appreciated over the 12-month period ended December 31, 2023, returning 26.3% in a strong rebound from a challenging 2022. Throughout the year, investor enthusiasm was driven by hopes that the U.S. Federal Reserve (the “Fed”) could successfully engineer a soft landing, with inflation slowly declining while the U.S. economy remained resilient. Expectations that monetary tightening policies were nearing an end propelled the stock market in the fourth quarter, as data showed inflation cooling without triggering an economic recession and investors began to anticipate the timing of rate cuts.

After raising the Federal Funds Rate to the current 5.25% - 5.50% range in July, the Fed has held rates steady in each subsequent meeting. The rate hiking campaign has offered signs of successfully taming inflation, as the headline Consumer Price Index rate was 3.1% for the 12 months ending November 2023, a precipitous decline from recent highs of 9.1% in June of 2022. Furthermore, while the U.S. labor market and wage growth remained above Fed targets, both showed signs of softening. Investors were also focused on economic data, which demonstrated continued growth, albeit at a slower pace. U.S. third quarter GDP was revised upwards from 4.9% to 5.2%.

Despite the boost in investor sentiment towards the end of the period, the market faced challenges throughout the year. A regional banking crisis erupted in March, as some banks faced perceived and real liquidity concerns when higher interest rates decreased bond prices and the market value of capital reserves. This dynamic prompted a “flight to safety” by depositors who moved deposits to larger money center banks. Ultimately, three regional banks in the U.S. collapsed, went into receivership, and were eventually sold to larger banks. The swift government response was enough to prevent contagion and calm global markets. Tighter lending standards introduced in response also served to indirectly ameliorate inflation.

Consistent themes from management teams arose during the earnings seasons over the course of the year. Internally, companies are focused on implementing cost-saving initiatives and leveraging artificial intelligence to optimize performance and reduce expenses. Management teams have also noted the positive financial impacts of a resilient U.S. consumer and the adverse impacts of an uneven recovery in China. The strength of the U.S. consumer was evident in third quarter earnings results from retailers and holiday spending data; however, management teams also noted a more price-conscious shopper that needed to be enticed by discounts or

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023 (Unaudited)

promotions. This dynamic supports the year-long theme of resilient, but slowing, consumer demand in the U.S.

Within the Index, the information technology, communication services, and consumer discretionary sectors were relative outperformers while the utilities, energy, and consumer staples sectors were relative laggards in the period.

Performance Summary

The Sarofim Equity Fund (the “Fund”) underperformed the Index in the 12-month period ended December 31, 2023. Within the health care sector, the Fund’s positive allocation and selection effects bolstered results. The Fund benefited from its strategic group of holdings within the financial sector, where the Fund did not have exposure to the distressed U.S. regional banks. The Fund also benefited from its strategic underweight allocation to the utilities sector. Conversely, the dual impact of a negative allocation and stock selection effect detracted from relative performance across the information technology, consumer staples, and communication services sectors.

Top Contributors

The top contributors to relative performance include Microsoft Corporation, Amazon.com Inc., Apple Inc., Novo Nordisk A/S, and Alphabet Inc.

Top Detractors

The top detractors from relative performance include Estee Lauder Companies Inc., Chevron Corporation, Air Products and Chemicals Inc., RTX Corp., and Coca-Cola Company.

Market Outlook

With the Federal Funds Rate at its highest levels since 2007 and signals from the Fed that rate cuts may be coming in 2024, the market has embraced a more bullish outlook. While we saw great progress on taming inflation and data points reflecting a resilient U.S. economy anchored by strong consumption trends, there remain uncertainties, including geopolitical risks and the potential for inflation to reaccelerate. If inflation deviates from its downward path, we may see a reversal from central banks’ stable outlook and the potential for rate hikes to resume. China’s uneven recovery and a looming economic slowdown in Europe are headwinds for the global economy.

The Sarofim Equity Fund remains focused on identifying companies with better credit quality, strong balance sheets, pricing power, and the capability to self-fund

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023 (Unaudited)

growth and expansion plans. Companies with these characteristics should be better positioned to withstand macroeconomic headwinds and generate attractive returns while continuing capital distribution plans to shareholders. We have been focused on the broader financial implications of a prolonged tightening monetary policy environment and have re-evaluated our holdings through this lens by determining, amongst other considerations, whether stocks in our portfolio are exposed to risk related to capital, labor, or energy requirements. The businesses in which we invest minimize exposure to these risks and naturally exhibit higher margins and returns on capital, giving them an advantage in dealing with changing economic conditions and in consistently generating free cash flow, which positions our portfolio to outperform over a long-term investment horizon.

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 investment in the Sarofim Equity Fund versus the S&P 500 Index

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on January 17, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 7.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

SECTOR WEIGHTING (Unaudited) †:

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.6%

	Shares	Value
Canada — 1.4%
Canadian Pacific Kansas City	17,810	$1,408,059

Denmark — 4.9%
Novo Nordisk ADR	49,180	5,087,671

France — 3.1%
LVMH Moet Hennessy Louis Vuitton ADR	19,525	3,171,837

Netherlands — 2.3%
ASML Holding, Cl G	3,115	2,357,806

Switzerland — 1.0%
Nestle ADR	9,163	1,059,517

United Kingdom — 2.2%
AstraZeneca PLC ADR	18,000	1,212,300
BAE Systems ADR	19,090	1,103,746

		2,316,046

United States — 84.7%

Communication Services — 5.1%
Alphabet, Cl C *	25,605	3,608,513

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Value
United States — (continued)
Communication Services — (continued)
Comcast, Cl A	37,561	$1,647,050

		5,255,563

Consumer Discretionary — 9.4%
Amazon.com *	34,600	5,257,124
Marriott International, Cl A	7,750	1,747,702
McDonald’s	5,558	1,648,003
NIKE, Cl B	10,960	1,189,927

		9,842,756

Consumer Staples — 6.6%
Coca-Cola	27,252	1,605,960
Estee Lauder, Cl A	5,747	840,499
PepsiCo	12,735	2,162,913
Philip Morris International	13,664	1,285,509
Procter & Gamble	6,800	996,472

		6,891,353

Energy — 8.1%
Chevron	12,622	1,882,698
Enterprise Products Partners	21,550	567,842
EOG Resources	12,790	1,546,951
Exxon Mobil	5,000	499,900
Hess	27,500	3,964,400

		8,461,791

Financials — 16.0%
Berkshire Hathaway, Cl B *	1,744	622,015
BlackRock, Cl A	3,430	2,784,474
CME Group, Cl A	2,800	589,680
Intercontinental Exchange	16,860	2,165,330
Mastercard, Cl A	5,375	2,292,491
Progressive	8,510	1,355,473
S&P Global	5,938	2,615,808
Visa, Cl A	16,295	4,242,403

		16,667,674

Health Care — 7.8%
Abbott Laboratories	16,795	1,848,626
Intuitive Surgical *	4,625	1,560,290
UnitedHealth Group	7,275	3,830,069

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Value
United States — (continued)
Health Care — (continued)
Zoetis, Cl A	4,480	$884,217

		8,123,202

Industrials — 6.4%
Automatic Data Processing	3,880	903,924
Broadridge Financial Solutions	2,830	582,272
Otis Worldwide	6,175	552,477
RTX	8,501	715,274
Union Pacific	11,128	2,733,259
Verisk Analytics, Cl A	5,020	1,199,077

		6,686,283

Information Technology — 22.7%
Adobe *	2,810	1,676,446
Apple	28,886	5,561,422
Intuit	4,720	2,950,141
Microsoft	26,370	9,916,175
Texas Instruments	20,871	3,557,670

		23,661,854

Materials — 2.6%
Air Products and Chemicals	4,454	1,219,505
Sherwin-Williams	4,710	1,469,049

		2,688,554

		88,279,030

TOTAL COMMON STOCK (Cost $36,410,801)		103,679,966

SHORT-TERM INVESTMENT(A) — 0.1%

First America Government Obligations Fund, Cl X, 5.280% (Cost $118,158)	118,158	118,158

TOTAL INVESTMENTS— 99.7% (Cost $36,528,959)		$103,798,124

Percentages are based on Net Assets of $104,120,925.

*	Non-income producing security.
(A)	Rate shown is the 7-day effective yield as of December 31, 2023.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of December 31, 2023, all of the Fund’s investments were Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $36,528,959)	$103,798,124
Cash	296,257
Dividends Receivable	72,767
Tax Reclaim Receivable	28,744
Prepaid Expenses	16,906

Total Assets	104,212,798

Liabilities:
Payable due to Adviser	33,321
Payable due to Administrator	8,985
Chief Compliance Officer Fees Payable	1,980
Payable due to Trustees	34
Other Accrued Expenses	47,553

Total Liabilities	91,873

Net Assets	$104,120,925

Net Assets Consist of:
Paid-in Capital	$33,382,887
Total Distributable Earnings	70,738,038

Net Assets	$104,120,925

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,079,013

Net Asset Value, Offering and Redemption Price Per Share*	$14.71

* Redemption price per share may vary depending on the length of time Shares are held.

† See Note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND FOR THE YEAR ENDED DECEMBER 31, 2023

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$1,605,276
Less: Foreign Taxes Withheld	(39,226)

Total Investment Income	1,566,050

Expenses:
Investment Advisory Fees	507,422
Administration Fees	102,359
Trustees’ Fees	24,753
Chief Compliance Officer Fees	5,839
Legal Fees	48,884
Transfer Agent Fees	28,334
Audit Fees	26,286
Registration and Filing Fees	24,180
Printing Fees	17,409
Custodian Fees	6,697
Other Expenses	23,388

Total Expenses	815,551

Less:

Waiver of Investment Advisory Fees	(105,151)

Net Expenses	710,400

Net Investment Income	855,650

Net Realized Gain on Investments	9,070,426

Net Change in Unrealized Appreciation on Investments	9,735,873

Net Realized and Unrealized Gain on Investments	18,806,299

Net Increase in Net Assets Resulting from Operations	$19,661,949

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net Investment Income	$855,650	$760,409
Net Realized Gain	9,070,426	7,736,413
Net Change in Unrealized Appreciation (Depreciation)	9,735,873	(33,032,514)

Net Increase (Decrease) in Net Assets Resulting from Operations	19,661,949	(24,535,692)

Distributions:	(11,081,240)	(8,071,814)

Capital Share Transactions:
Issued	20,684	122,169
Reinvestment of Dividends and Distributions	5,035,480	3,521,505
Redeemed	(4,291,079)	(6,045,681)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	765,085	(2,402,007)

Total Increase (Decrease) in Net Assets	9,345,794	(35,009,513)

Net Assets:
Beginning of Year	94,775,131	129,784,644

End of Year	$104,120,925	$94,775,131

Share Transactions:
Issued	1,352	7,649
Reinvestment of Dividends and Distributions	342,999	257,769
Redeemed	(294,429)	(406,406)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	49,922	(140,988)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

FINANCIAL. HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Asset Value, Beginning of Year	$13.48	$18.10	$15.39	$13.33	$10.34

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.12	0.11	0.10	0.12	0.15
Net Realized and Unrealized Gain (Loss)	2.74	(3.55)	4.12	3.07	3.50

Total from Investment Operations	2.86	(3.44)	4.22	3.19	3.65

Dividends and Distributions:
Net Investment Income	(0.12)	(0.11)	(0.10)	(0.13)	(0.14)
Net Realized Gains	(1.51)	(1.07)	(1.41)	(1.00)	(0.52)

Total Dividends and Distributions	(1.63)	(1.18)	(1.51)	(1.13)	(0.66)

Net Asset Value, End of Year	$14.71	$13.48	$18.10	$15.39	$13.33

Total Return †	21.40%	(19.04)%	27.61%	24.32%	35.56%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$104,121	$94,775	$129,785	$111,089	$99,514
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.80%	0.80%	0.76%	0.78%	0.77%
Ratio of Net Investment Income to Average Net Assets	0.84%	0.72%	0.56%	0.88%	1.19%
Portfolio Turnover Rate	6%	7%	3%	8%	6%

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
(1)	Per share calculations were performed using average shares for the period.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 27 funds. The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”)

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2023, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the year ended December 31, 2023 and year ended December 31, 2022, there were no redemption fees retained by the Fund. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2023, the Fund was charged $102,359 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

U.S. Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Apex Fund Services serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2024. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2024. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

At December 31, 2023, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Ending	Subject to Repayment until December 31,	Amount

01/01/2021-12/31/2021	2024	$69,580
01/01/2022-12/31/2022	2025	102,379
01/01/2023-12/31/2023	2026	105,151

		$277,110

6.	Investment Transactions:

For the year ended December 31, 2023, the Fund made purchases of $5,933,899 and sales of $15,527,196 in investment securities other than long-term U.S. Government and short-term securities. For the year ended December 31, 2023, there were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

significantly from distributions during such period. These book/tax differences may be temporary or permanent.

The following permanent differences, primarily attributable to reclass of distributions and partnership. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of December 31, 2023 is primarily related to partnerships:

Distributable Earnings	Paid-in Capital

$94	$(94)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2023	$855,650	$10,225,590	$11,081,240
2022	781,497	7,290,317	8,071,814

As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$3,340,880
Unrealized Appreciation	67,397,182
Other Temporary Differences	(24)

Total Distributable Earnings	$70,738,038

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to partnership adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Fund at December 31, 2023, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

$ 36,400,944	$67,448,918	$(51,736)	$67,397,182

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

8.	Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign issuers than is available about domestic issuers. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. The U.S.-based multinational companies in which the Fund invests may also be subject to certain of the risks associated with investing in foreign companies.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Market Sector Risk — The Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

Investment Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles. Additionally, by focusing on large capitalization, high quality stocks, the Fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

9.	Concentration of Shareholders:

At December 31, 2023, 36% of total shares outstanding were held by one affiliated shareholder.

10.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

11.	Subsequent Events:

The Fund has been evaluated by management regarding the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sarofim Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sarofim Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 29, 2024

We have served as the auditor of one or more investment companies in Fayez Sarofim & Company since 2014.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,066.40	0.70%	$3.65

Hypothetical 5% Return	1,000.00	1,021.68	0.70	3.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3,4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 27 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-727-6346. The following chart lists Trustees and Officers as of December 31, 2023.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3]

Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
Betty L. Krikorian† (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
Monica Walker (Born: 1958)	Trustee (since 2022)	Retired. Private Investor since 2017. Co-Founder (1991 - 2017), Chairman and Chief Executive Officer (2009 to 2017) and Chief Investment Officer - Equity (2007 to 2017) of Holland Capital Management, LLC (Chicago).

OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.
†	In accordance with the Trust’s retirement policy, Ms. Krikorian retired from the Board effective December 31, 2023, after having served on the Board since 2005.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Former Directorships: Trustee of The KP Funds to 2022. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund) to 2022.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.

None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)

Counsel at SEI Investments since 2018. Attorney, Blank

Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014.

Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)
Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

Other Directorships

Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2023, the Fund is designating the following items with regard to distributions paid during the period.

Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest (3)
92.28%	7.72%	100.00%	100.00%	100.00%	0.00%
Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Qualifying Business Income(6)
0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short- term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023 (Unaudited)

RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 23–24, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023 (Unaudited)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by Sarofim

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of Sarofim

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023 (Unaudited)

that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2023 (Unaudited)

advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

NOTES

NOTES

Sarofim Equity Fund

P.O. Box 588

Portland, ME 04112

1-855-727-6346

Adviser:

Fayez Sarofim & Co.

Two Houston Center

909 Fannin Street, Suite 2907

Houston, TX 77010

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAR-AR-001-1000

(b)  Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$76,346	None	None	$72,710	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$115,395(3)	$10,000(2)	None	$256,295(3)
(d)	All Other Fees	None	None	$47,411(4)	None	None	$86,500(4)

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval

(a)	Audit Fees(1)	$24,990	None	None	$24,030	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Final tax compliance services provided to McKee International Equity Portfolio.
(3)	Tax compliance services provided to service affiliates of the funds.
(4)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2023	FYE December 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2023	FYE December 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)  Not applicable.

(g)  The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended December 31st were $162,806 and $342,795 for 2023 and 2022, respectively.

(g)  The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended December 31st were $0 and $0 for 2023 and 2022, respectively.

(h)  During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)  Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)  Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
The Advisors’ Inner Circle Fund

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: March 8, 2024
By (Signature and Title)
/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer
Date: March 8, 2024